UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

XTI AEROSPACE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8123 InterPort Blvd., Suite C Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 680-7412

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	XTIA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 4, 2026, XTI Aerospace, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that on February 3, 2026, the Company completed the disposition of the Inpixon Business (as defined below) pursuant to a Share Purchase and Transfer Agreement, dated February 3, 2026 (the “SPA”), by and between the Company and EVO 467. GmbH, a German limited liability company (the “Purchaser”). Pursuant to the SPA, the Company sold and assigned to the Purchaser all of the shares of Inpixon GmbH, a German limited liability company that provides solutions in the field of indoor positioning, real-time localization, and sensor technologies and develops and distributes systems (hardware and software) that use sensor technology, radio technologies, and data analysis to enable the precise location of people, devices, and objects within buildings (the “Inpixon Business”).

This Current Report on Form 8-K/A amends the Original Form 8-K to include the pro forma financial information reflecting the disposition of the Inpixon Business required by Item 9.01(b) of Form 8-K that was excluded from the Original Form 8-K. The disclosure included in the Original Form 8-K otherwise remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2025, and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2025, and for the year ended December 31, 2024, that reflect the disposition of the Inpixon Business are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma condensed consolidated financial statements of XTI Aerospace, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTI AEROSPACE, INC.

Date: February 9, 2026	By:	/s/ Brooke Turk
	Name:	Brooke Turk
	Title:	Chief Financial Officer

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